The Prudential Series Fund

PSF Natural Resources Portfolio

Supplement dated June 13, 2022 to the
Currently Effective Summary Prospectus

This supplement should be read in conjunction with the currently effective Summary Prospectus for the PSF Natural Resources Portfolio (the Portfolio), a series of The Prudential Series Fund (the Trust), and should be retained for future reference. The Portfolio discussed in this supplement may not be available under your variable contract. For more information about the portfolios available under your variable contract, please refer to your contract prospectus. Defined terms herein that are not otherwise defined shall have the meanings given to them in the Summary Prospectus.

The Board of Trustees of the Trust, on behalf of the Portfolio, approved: (i) replacing Allianz Global Investors U.S. LLC (AllianzGI) with T. Rowe Price Associates, Inc. (T. Rowe Price) as a subadviser to the Portfolio; (ii) changing the Portfolio’s principal investment strategies; and (iii) changing the Portfolio’s secondary benchmark index. The management fee rate paid by the Portfolio will not change.

The Manager expects to begin the implementation principal investment strategies on or about June 15, 2022 with final completion expected by July 1, 2022.

To reflect the changes described above, the Summary Prospectus is hereby revised as follows, effective, unless otherwise noted, June 15, 2022:

A.

The description of the Portfolio’s principal investment strategies in the “INVESTMENTS, RISKS AND PERFORMANCE” section of the Summary Prospectus is hereby deleted and replaced with the description set forth below:

Principal Investment Strategies. In pursuing its investment objective, the Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in equity securities of companies that are associated with natural resources companies, including those companies that are principally engaged in the research, development, manufacturing, extraction , distribution or sale of materials, energy or goods related to the agriculture, energy, materials or commodity-related industrials sectors.

The Portfolio’s subadviser, T. Rowe Price Associates, Inc., invests primarily in the common stocks of natural resource companies whose earnings and tangible assets could benefit from accelerating inflation. The Portfolio also may invest in other growth companies that we believe have strong potential for earnings growth but do not own or develop natural resources. The relative percentages invested in natural resource and non-resource companies can vary depending on economic and monetary conditions and the Portfolio’s subadviser’s outlook for inflation. Natural resource companies in which the Portfolio invests typically own, develop, refine, service or transport resources, including energy, metals, forest products, industrials, utilities, chemicals, real estate, and other basic commodities that can be produced and marketed profitably when both labor costs and prices are rising.

In pursuing its investment objective, the Portfolio has the discretion to deviate from its normal investment criteria, as previously described, and purchase securities that the Portfolio believes will provide an opportunity for substantial appreciation. These situations might arise when the Portfolio believes a security could increase in value for a variety of reasons, including an extraordinary corporate event, a new product introduction or innovation, a favorable competitive development, or a change in management. The Portfolio may also invest in other investment companies and illiquid investments.

B.	Paragraphs three and four under “Past Performance” in the “INVESTMENTS, RISKS AND PERFORMANCE” section of the Summary Prospectus are hereby deleted and replaced with the following:

The table also demonstrates how the Portfolio’s performance compares to the returns of Lipper Global Natural Resources Funds Index, which the Portfolio’s investment manager believes reflects the Portfolio’s investment objective. Annual return information is provided only for Class I shares. Because all of the Portfolio’s shares are invested in the same portfolio of securities, annual returns for Class II and Class III shares would be lower because Class II and Class III shares do not have the same expenses as Class I shares.

Note: The PSF Natural Resources Portfolio changed its subadviser and changed its investment policies and strategy effective June 15, 2022. The annual returns prior to June 15, 2022 for the Portfolio reflect the investment performance, investment operations, investment policies, and investment strategies of former subadvisers, and do not represent the actual or predicted performance of the Portfolio or its current subadviser.

Prior to June 15, 2022, the Portfolio’s custom blended index consisted of the 60% MSCI World Energy Index (ND) and 40% MSCI World Materials Index (ND).

C.	The index table under “Past Performance” in the “INVESTMENTS, RISKS AND PERFORMANCE” section of the Summary Prospectus is hereby deleted and replaced with the following table:
Index	1 Year	5 Years	10 Years
MSCI World Index (GD) (reflects no deduction for fees, expenses or taxes)	22.35%	15.64%	13.32%
PSF Natural Resources Custom Blended Index (reflects no deduction for fees, expenses or taxes)	31.03%	4.83%	3.23%
Lipper Global Natural Resources Funds Index (reflects no deduction for fees, expenses or taxes)	32.46%	3.86%	2.10%
D.	The table in the “MANAGEMENT OF THE PORTFOLIO” section of the Summary Prospectus is revised by adding the information set forth below:
Investment Manager	Subadviser	Portfolio Manager	Title	Service Date
PGIM Investments LLC	T. Rowe Price Associates, Inc.	Shinwoo Kim	Vice President and Portfolio Manager	June 2022
E.	Effective July 1, 2022, all references and information pertaining to AllianzGI are hereby removed from the Summary Prospectus.

This supplement should be read and retained for future reference.

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